1 UNITED STATES OF AMERICA CONSUMER FINANCIAL PROTECTION BUREAU ADMINISTRATIVE PROCEEDING File No. 2018-BCFP-0001 In the Matter of: MODIFICATION OF THE CONSENT ORDER WELLS FARGO BANK, N.A. The Consumer Financial Protection Bureau (Bureau) issued a consent order in this matter on April 20, 2018, identifying unfair practices in Wells Fargo Bank, N.A.’s (Respondent) mortgage-interest-rate-lock and auto loan force-placed- insurance practices in violation of §§ 1031 and 1036(a)(1)(B) of the Consumer Financial Protection Act of 2010 (CFPA), 12 U.S.C. §§ 5531 and 5536(a)(1)(B) (Consent Order). The Consent Order is incorporated herein by reference. Under § 1053 of the CFPA, 12 U.S.C. § 5563, the Bureau modifies paragraphs 90 and 92 of the Consent Order (Modification of the Consent Order). 2018-BCFP-0001 Document 3 Filed 12/20/2022 Page 1 of 4

2 I. Jurisdiction 1. The Bureau has jurisdiction over this matter under §§ 1053 and 1055 of the CFPA, 12 U.S.C. §§ 5563, 5565. II. Stipulation 2. Respondent has executed a “Stipulation and Consent to the Issuance of the Modification of the Consent Order,” dated December 19, 2022 (Stipulation), which is incorporated by reference and is accepted by the Bureau. By this Stipulation, Respondent has consented to the issuance of this Modification of the Consent Order by the Bureau under § 1053 of the CFPA, 12 U.S.C. § 5563. Respondent admits the facts necessary to establish the Bureau’s jurisdiction over Respondent and the subject matter of this action. III. Administrative Provision 3. Paragraph 90 of the Consent Order is modified to insert the following sentence after the first sentence of existing Paragraph 90: The Bureau further releases and discharges Respondent from all potential liability for law violations that the Bureau has or might have asserted based 2018-BCFP-0001 Document 3 Filed 12/20/2022 Page 2 of 4

3 on (1) any acts or practices that Respondent has disclosed to the Bureau pursuant to Section IX of the Consent Order up through and including December 1, 2022, and (2) any alleged non-compliance with the Consent Order relating to Sections VII (Compliance Risk Management and Internal Audit), IX (Customer Remediation) and XII (Reporting Requirements) of this Consent Order, to the extent such practices occurred before the date of the Modification of the Consent Order and the Bureau knows about them as of the date of the Modification of the Consent Order. 4. Paragraph 92 of the Consent Order is modified to read: Unless earlier terminated in writing by the Bureau or its designated agent, this Order will terminate on the earlier of: (i) 180 days after the date on which Respondent confirms in writing that it has completed all committed actions under the 2018 Order, unless the Bureau indicates in writing prior to the running of the 180 days that Respondent has not completed all committed actions to its satisfaction; or (ii) three years from the date of the Modification of the Consent Order. The Consent Order will otherwise remain effective and enforceable until such time, except to the extent that any provisions of the Consent Order have been amended, suspended, waived, or terminated in writing by the Bureau or its designated agent. 2018-BCFP-0001 Document 3 Filed 12/20/2022 Page 3 of 4

4 IT IS SO ORDERED, this 20th day of December, 2022. ____________________________ Rohit Chopra Director Consumer Financial Protection Bureau 2018-BCFP-0001 Document 3 Filed 12/20/2022 Page 4 of 4

1 UNITED STATES OF AMERICA CONSUMER FINANCIAL PROTECTION BUREAU File No. 2018-BCFP-0001 STIPULATION AND CONSENT TO THE ISSUANCE OF THE MODIFICATION OF THE CONSENT ORDER In the matter of: Wells Fargo Bank, N.A. The Consumer Financial Protection Bureau (Bureau) issued a consent order in this matter on April 20, 2018, identifying unfair practices in Wells Fargo Bank, N.A.’s (Respondent) mortgage-interest-rate-lock and auto loan force-placed- insurance practices in violation of §§ 1031 and 1036(a)(1)(B) of the Consumer Financial Protection Act of 2010 (CFPA), 12 U.S.C. §§ 5531 and 5536(a)(1)(B) (Consent Order). The Consent Order is incorporated herein by reference. Under § 1053 of the CFPA, 12 U.S.C. § 5563, the Bureau modifies paragraphs 90 and 92 of the Consent Order. 2018-BCFP-0001 Document 4 Filed 12/20/2022 Page 1 of 5

2 Respondent, through its authorized representative, consents to the issuance of the Modification of the Consent Order substantially in the form of the one to which this Stipulation and Consent to the Issuance of the Modification of the Consent Order is attached (Modification of the Consent Order), and which is incorporated by reference. In consideration of the above premises, Respondent agrees to the following: Jurisdiction 1. The Bureau has jurisdiction over this matter under §§ 1053 and 1055 of the Consumer Financial Protection Act of 2010 (CFPA), 12 U.S.C. §§ 5563, 5565. Consent 2. Respondent agrees to the issuance of the Modification of the Consent Order. Respondent admits the facts necessary to establish the Bureau’s jurisdiction over Respondent and the subject matter of this action. 3. Respondent agrees that the Modification of the Consent Order will be deemed an “order issued with the consent of the person concerned” under 12 U.S.C. § 5563(b)(4) and agrees that the Modification of the Consent Order will become a final order, effective upon its entry on the administrative 2018-BCFP-0001 Document 4 Filed 12/20/2022 Page 2 of 5

3 docket, and will be fully enforceable by the Bureau under 12 U.S.C. §§ 5563(d)(1) and 5565. 4. Respondent voluntarily enters into this Stipulation and Consent to the Issuance of the Modification of the Consent Order (Stipulation). 5. The terms and provisions of this Stipulation and the Modification of the Consent Order will be binding upon, and inure to the benefit of, the parties hereto and their successors in interest. 6. Respondent agrees that the Bureau may present the Modification of the Consent Order to the Bureau Director for signature and entry without further notice. Waivers 7. Respondent, by consenting to this Stipulation, waives: a. Any right to service of the Modification of the Consent Order, and agrees that entry of the Modification of the Consent Order on the administrative docket will constitute notice to Respondent of its terms and conditions; b. Any objection to the jurisdiction of the Bureau, including, without limitation, under section 1053 of the CFPA, 12 U.S.C. § 5563; c. The rights to all hearings under the statutory provisions under which the proceeding is to be or has been instituted; and any other 2018-BCFP-0001 Document 4 Filed 12/20/2022 Page 3 of 5

4 procedural right available under section 1053 of the CFPA, 12 U.S.C. § 5563, or 12 CFR Part 1081; d. The right to seek any administrative or judicial review of the Modification of the Consent Order; e. Any claim for fees, costs or expenses against the Bureau, or any of its agents or employees, and any other governmental entity, related in any way to the enforcement matter or the Modification of the Consent Order, whether arising under common law or under the terms of any statute, including, but not limited to the Equal Access to Justice Act and the Small Business Regulatory Enforcement Fairness Act of 1996; for these purposes, Respondent agrees that Respondent is not the prevailing party in this action because the parties have reached a good faith settlement under the Consent Order; f. Any other right to challenge or contest the validity of the Modification of the Consent Order; g. Such provisions of the Bureau’s rules or other requirements of law as may be construed to prevent any Bureau employee from participating in the preparation of, or advising the Director as to, any order, opinion, finding of fact, or conclusion of law to be entered in 2018-BCFP-0001 Document 4 Filed 12/20/2022 Page 4 of 5

connection with this Stipulation or the Modification of the Consent Order; and h. Any right to claim bias or prejudgment by the Director based on the consideration of or discussions concerning settlement of all or any part of the proceeding. WELLS FARGO BANK,N.A. BY: 12/19/2022 Date CEO and President, Wells Fargo Bank, N .A. 5 2018-BCFP-0001 Document 4 Filed 12/20/2022 Page 5 of 5